EX-99.906CERT

Section 906 Certifications

                CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

John V. Murphy, Principal Executive Officer, and Brian W. Wixted, Principal Financial Officer, of Oppenheimer International Bond Fund (the "Registrant"), each certify to the best of his knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended 09/30/2007 (the "Form N-CSR") fully complies with the requirements of
      Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant. This certification is being furnished to the Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR filed with the Commission.

Principal Executive Officer                          Principal Financial Officer

Oppenheimer International                            Oppenheimer International
Bond Fund                                            Bond Fund

By:   /s/ John V. Murphy                             By:   /s/ Brian W. Wixted
      ---------------------                                ---------------------
      John V. Murphy                                       Brian W. Wixted

      Date: 11/14/2007                                     Date: 11/14/2007